ANGEL OAK ULTRASHORT INCOME FUND (the “Fund”)
Class A | Class A1 | Institutional Class

a series of Angel Oak Funds Trust

Supplement to the Prospectus and Statement of Additional Information (“SAI”),
each dated May 31, 2021, as supplemented

December 15, 2021

This supplement provides updated information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective January 1, 2022, Angel Oak Capital Advisors, LLC, the Fund’s investment adviser (the “Adviser”), will discontinue voluntarily waiving its fees and/or reimbursing certain expenses with respect to the Fund. Accordingly, effective January 1, 2022, any references in the Prospectus and SAI to the voluntary waivers with respect to the Fund are hereby deleted in their entirety.

There is no change to the Fund’s contractual fee waiver, pursuant to which the Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.35% of the Fund’s average daily net assets through May 31, 2022. This contractual arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser.

Please retain this Supplement with your Prospectus and SAI for future reference.